TARGET ASSET ALLOCATION FUNDS

Target Growth Allocation Fund

Supplement dated December 7, 2012 to the
Prospectus, Summary Prospectus and Statement of Additional Information dated September 28, 2012

Proposed Reorganization

The Board of Trustees of Target Asset Allocation Funds, on behalf of Target Growth Allocation Fund (“Target Growth Fund”) and the Board of Directors of Prudential Investment Portfolios Inc., 10, on behalf of Prudential Jennison Equity Income Fund (“Equity Income Fund”) recently approved the reorganization of Target Growth Fund into Equity Income Fund. Pursuant to this proposal, the assets and liabilities of Target Growth Fund would be exchanged for shares of Equity Income Fund. The Equity Income Fund shares to be received by Target Growth Fund shareholders in the reorganization will be equal in value, will be of the same class, and will be subject to the same distribution fees, account maintenance fees, and sales charges, including contingent deferred sales charges, if any, as the Target Growth Fund shares held by such shareholders immediately prior to the reorganization.

Under the terms of this proposal, Target Growth Fund shareholders would become shareholders of the Equity Income Fund. No sales charges would be imposed in connection with the proposed transaction. Target Asset Allocation Funds, for the benefit of Target Growth Fund, and Prudential Investment Portfolios Inc, 10, for the benefit of Equity Fund, anticipate obtaining an opinion of special tax counsel to the effect that the reorganization transaction will not result in any adverse federal income tax consequences to either Fund, or its respective shareholders.

This reorganization transaction is subject to approval by the shareholders of Target Growth Fund. It is anticipated that proxy statements/prospectuses relating to the reorganization transaction will be mailed to Target Growth Fund shareholders in February 2013 and that the special meeting of Target Growth Fund shareholders will be held in mid-April 2013. If the required shareholder approval is obtained and all required closing conditions are satisfied, including receipt of the above-described tax opinion, it is expected that the reorganization transaction will be completed during the second quarter of 2013.

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